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                            WASHINGTON, D.C.  20549

                                  -----------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report:  January 28, 2000
                       (Date of earliest event reported)

                      Terra Nova (Bermuda) Holdings Ltd.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

   Bermuda                      1-13832                     N/A
---------------            ----------------          -------------------
(State or other            (Commission File          (I.R.S. Employer
jurisdiction of             Number)                   Identification No.)
incorporation)


         Richmond House, 12 Par-la-Ville Road, Hamilton, HM08, Bermuda
         -------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)

              Registrant's telephone number, including area code:
                                (441)  292-7731


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Item 5.   Other Information.
          -----------------

        On January 31, 2000, Terra Nova (Bermuda) Holdings Ltd. ("the Company") and Markel Corporation ("Markel") jointly announced that they had entered into definitive agreements ("Amendment No. 2") to revise the terms of their Agreement and Plan of Merger and Scheme of Arrangement dated August 15, 1999 (the "Merger Agreement"), and that their respective Boards of Directors had approved the revised transaction.

        Under the revised agreement, Company shareholders would be entitled to receive, for each ordinary share, $13.00 in cash, 0.07027 of a common share of a new holding company and 0.07027 of a contingent value right ("CVR"). The CVR is intended to increase the likelihood that a Company shareholder will be able to realize a minimum value of $185 for each holding company share received. Each Markel shareholder would continue to be entitled to receive for each common share, one common share of the new holding company. Upon completion of the transaction the holding company will be renamed Markel Corporation. In addition, the companies have agreed that no dividend will be paid by the Company in the first quarter.


        Shareholder meetings currently scheduled for February 10, 2000 will be adjourned to a later date, to be announced, to consider the revised transaction. The adjourned meetings are expected to be held approximately 30 days after revised proxy materials are mailed to the shareholders.

        A copy of Amendment No. 2 is attached as an exhibit hereto and is incorporated herein by reference. The Merger Agreement is incorporated herein by reference.


Item 7. Financial Statements and Exhibits.
        ---------------------------------

99.1 The Agreement and Plan of Merger and Scheme of Arrangement between Markel Corporation and Terra Nova (Bermuda) Holdings Ltd. dated as of August 15, 1999, as amended (included as Appendix A to the joint proxy statement/prospectus filed as part of Amendment No. 3 to Markel Holdings Inc.'s Form S-4 (Registration No. 333-88609), filed on December 21, 1999) is incorporated herein by reference.

99.2 Amendment No. 2 to the Agreement and Plan of Merger and Scheme of Arrangement dated as of January 28, 2000.

99.3    Press Release, dated January 31, 2000, included in the Company's
        Schedule 14A filed on January 31, 2000, is incorporated herein by reference.

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                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

               TERRA NOVA (BERMUDA) HOLDINGS LTD.
               (Registrant)


               By:  /s/  Jean M. Waggett
                  ------------------------
               Name:  Jean M. Waggett
               Title: Senior Vice President
                      and General Counsel

Date:  February 4, 2000


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                                 EXHIBIT INDEX

Exhibit
Number           Exhibit                                      Page
-------          -------                                      ----

99.1            The Agreement and Plan of Merger and
                Scheme of Arrangement between Markel
                Corporation and Terra Nova (Bermuda)
                Holdings Ltd. dated as of August 15, 1999, as amended (included as Appendix A to the joint proxy statement/prospectus filed as part of Amendment No. 3 to Markel
                Holdings Inc.'s Form S-4 (Registration
                No. 333-88609), filed on December 21, 1999)
                is incorporated herein by reference.

99.2 Amendment No. 2 to the Agreement and Plan of Merger and Scheme of Arrangement dated as of January 28, 2000.

99.3 Press Release, dated January 31 2000, included in the Company's Schedule 14A filed on January 31, 2000, is incorporated herein by reference.

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